UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2013

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)
Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant's telephone number, including area code:  (646) 443-8550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Genco Shipping & Trading Limited (the "Company"), dated July 31, 2013, reporting the Company's financial results for the second quarter ended June 30, 2013.

The information set forth under "Item 2.02 Results of Operations and Financial Condition," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits
Exhibit No.	Description
99.1	Press Release dated July 31, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED
DATE: July 31, 2013
/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated July 31, 2013.